EXHIBIT 99.2

Equity One 2003-1
Term

Class M-1 (AA)

Approximate Balance       33,154,000  Delay                             24
Coupon                    at pricing  Dated                       2/1/2003
Settle                     2/27/2003  First Payment              3/25/2003
100% PPC (All-in), To Maturity

-------------------------------------------------------------------
Severity                                                       60%
Lag                                                      12 months
-------------------------------------------------------------------

Static Libor                                                                                          CDR
                            8                       10                       12                       12.3
Price                     Yield                   Yield                    Yield                     Yield
100                       5.179                   5.186                    5.194                     5.195
WAL                        7.23                    8.58                    10.69                     11.19
Mod Durn                   5.89                    6.76                     7.99                      8.26
Mod Convexity              0.42                    0.56                     0.80                      0.87
Payment Window        Mar03 - Jun11           Mar03 - Jun13            Mar03 - Dec16             Mar03 - Jul19
Prcp Writedown         0.00 (0.00%)            0.00 (0.00%)             0.00 (0.00%)              0.00 (0.00%)
Total Collat Loss 86,051,576.57 (16.87%)  108,634,869.68 (21.30%)  131,682,966.66 (25.82%)   135,181,517.60 (26.50%)


                           12.6                      13                       14
Price                     Yield                    Yield                    Yield
100                       5.110                    4.428                    2.114
WAL                       11.99                    12.33                    12.06
Mod Durn                   8.59                     8.74                     9.12
Mod Convexity              0.95                     0.99                     1.10
Payment Window        Mar03 - Oct32            Mar03 - Oct32            Mar03 - Oct32
Prcp Writedown      634,489.64 (1.91%)      4,216,105.32 (12.72%)   13,280,605.22 (40.06%)
Total Collat Loss 138,691,056.15 (27.19%)  143,387,657.98 (28.11%)  155,216,330.58 (30.43%)



Class M-2 (A)

Approximate Balance             28,053,000  Delay                       24
Coupon                          at pricing  Dated                 2/1/2003
Settle                           2/27/2003  First Payment        3/25/2003
100% PPC (All-in), To Maturity

-------------------------------------------------------------------
Severity                                                       60%
Lag                                                      12 months
-------------------------------------------------------------------

Static Libor                                                                                      CDR
                             6                      7                       8                      9
Price                      Yield                  Yield                   Yield                  Yield
100                        5.874                  5.878                   5.883                  5.888
WAL                         7.9                    8.57                    9.83                  11.26
Mod Durn                    6.16                   6.56                    7.27                   8.01
Mod Convexity               0.47                   0.53                    0.67                   0.83
Payment Window         Mar03 - Jan12          Mar03 - Jan13           Mar03 - Feb15          Mar03 - Nov17
Prcp Writedown          0.00 (0.00%)           0.00 (0.00%)            0.00 (0.00%)           0.00 (0.00%)
Total Collat Loss  63,913,909.19 (12.53%) 74,928,191.08 (14.69%)  86,051,576.57 (16.87%) 97,286,350.09 (19.07%)



                            9.2                   9.5                      10
Price                      Yield                 Yield                   Yield
100                         5.89                 5.746                   4.701
WAL                        11.68                 12.53                   12.69
Mod Durn                    8.2                   8.51                    8.66
Mod Convexity               0.87                  0.96                     1
Payment Window         Mar03 - Feb20         Mar03 - Oct32           Mar03 - Oct32
Prcp Writedown          0.00 (0.00%)       900,033.80 (3.21%)     5,390,040.42 (19.21%)
Total Collat Loss  99,546,877.53 (19.52%) 102,946,241.28 (20.18%) 108,634,869.68 (21.30%)


Class B (BBB)

Approximate Balance             22,952,000  Delay                       24
Coupon                          at pricing  Dated                 2/1/2003
Settle                           2/27/2003  First Payment        3/25/2003
100% PPC (All-in), To Maturity

-------------------------------------------------------------------
Severity                                                       60%
Lag                                                      12 months
-------------------------------------------------------------------

Static Libor                                                                                    CDR
                            5                      6                      7                     7.2
Price                     Yield                  Yield                  Yield                  Yield
100                       7.234                  7.237                  7.243                   7.24

WAL                        9.6                   10.13                   11.7                  12.88
Mod Durn                   6.71                   6.96                   7.65                   8.06
Mod Convexity              0.58                   0.63                   0.78                   0.9
Payment Window        Mar03 - Jan14          Mar03 - Oct14          Mar03 - Jun17          Mar03 - Oct32
Prcp Writedown         0.00 (0.00%)           0.00 (0.00%)           0.00 (0.00%)         58,329.44 (0.25%)
Total Collat Loss 53,006,516.98 (10.39%) 63,913,909.19 (12.53%) 74,928,191.08 (14.69%) 77,476,826.84 (15.19%)



                            7.5                    7.5                     8
Price                      Yield                  Yield                  Yield
100                        6.263                  6.263                  4.167

WAL                        13.12                  13.12                  12.34
Mod Durn                    8.14                   8.14                   8.27
Mod Convexity               0.92                   0.92                   0.98
Payment Window         Mar03 - Oct32          Mar03 - Oct32          Mar03 - Oct32
Prcp Writedown      4,146,216.09 (18.06%)  4,146,216.09 (18.06%)  9,900,381.35 (43.14%)
Total Collat Loss  80,476,104.79 (15.78%) 80,476,104.79 (15.78%) 86,051,576.57 (16.87%)

Wachovia Securities is the trade name under which Wachovia Corporation conducts its investment banking, capital markets and institutional securities business through First Union Securities, Inc. ("FUSI"), member NYSE, NASD, SIPC and through other bank and non-bank and broker-dealer subsidiaries of Wachovia Corporation. This teport is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in this report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by First Union Securities, Inc. to be reliable, but First Union Securities, Inc. does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgement of First Union Securities, Inc. at this time, and are subject to change without notice. First Union Securities, Inc., or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

                                 -CONFIDENTIAL-

Equity One 2003-1
Term

Class M-1 (AA)

Approximate Balance             33,154,000  Delay                       24
Coupon                          at pricing  Dated                 2/1/2003
Settle                           2/27/2003  First Payment        3/25/2003
100% PPC (All-in), To Maturity

-------------------------------------------------------------------
Severity                                                       60%
Lag                                                      12 months
-------------------------------------------------------------------

Forward Libor                                                                                        CDR
                             8                      10                      12                       12.6
Price                      Yield                  Yield                   Yield                     Yield
100                        5.179                  5.187                   5.196                     4.599
WAL                         7.32                   8.74                   11.19                     12.38
Mod Durn                    5.95                   6.86                    8.26                      8.79
Mod Convexity               0.43                   0.58                    0.86                      1.00
Payment Window         Mar03 - Jun11          Mar03 - Aug13           Mar03 - Oct18             Mar03 - Oct32
Prcp Writedown          0.00 (0.00%)           0.00 (0.00%)            0.00 (0.00%)          3,323,581.54 (10.02%)
Total Collat Loss  86,255,461.97 (16.91%) 108,892,262.56 (21.35%) 131,994,968.32 (25.88%)   139,019,662.34 (27.26%)


                             13                       14                      15
Price                      Yield                    Yield                   Yield
100                        3.631                    0.272                   -6.139
WAL                        12.36                    11.36                    9.30
Mod Durn                    8.96                     9.48                   10.62
Mod Convexity               1.05                     1.22                    1.70
Payment Window         Mar03 - Oct32            Mar03 - Oct32           Mar03 - Oct32
Prcp Writedown      7,560,609.23 (22.80%)   18,531,373.20 (55.89%)  30,011,964.64 (90.52%)
Total Collat Loss  143,727,392.02 (28.18%)  155,584,090.76 (30.50%) 167,517,962.54 (32.84%)

Class M-2 (A)

Approximate Balance             28,053,000  Delay                       24
Coupon                          at pricing  Dated                 2/1/2003
Settle                           2/27/2003  First Payment        3/25/2003
100% PPC (All-in), To Maturity

-------------------------------------------------------------------
Severity                                                       60%
Lag                                                      12 months
-------------------------------------------------------------------

Forward Libor                                                                                          CDR
                              6                       7                        8                        9
Price                       Yield                   Yield                    Yield                    Yield
100                         5.873                   5.878                    5.883                    5.888
WAL                          7.78                    8.57                     9.84                    11.27
Mod Durn                     6.08                    6.56                     7.27                     8.02
Mod Convexity                0.46                    0.53                     0.67                     0.83
Payment Window          Mar03 - Oct11           Mar03 - Dec12            Mar03 - Jan15            Mar03 - Jul17
Prcp Writedown           0.00 (0.00%)            0.00 (0.00%)             0.00 (0.00%)             0.00 (0.00%)
Total Collat Loss   64,065,342.94 (12.56%)  75,105,721.41 (14.72%)   86,255,461.97 (16.91%)   97,516,854.48 (19.12%)



                             9.2                     9.5                      10
Price                       Yield                   Yield                   Yield
100                          5.89                   5.822                    4.68
WAL                         11.67                    12.6                   12.69
Mod Durn                     8.21                    8.57                    8.73
Mod Convexity                0.87                    0.97                    1.02
Payment Window          Mar03 - Jun19           Mar03 - Oct32           Mar03 - Oct32
Prcp Writedown           0.00 (0.00%)         465,820.19 (1.66%)     5,313,807.70 (18.94%)
Total Collat Loss   99,782,737.88 (19.56%)  103,190,155.88 (20.23%) 108,892,262.56 (21.35%)

Class B (BBB)

Approximate Balance             22,952,000  Delay                       24
Coupon                          at pricing  Dated                 2/1/2003
Settle                           2/27/2003  First Payment        3/25/2003
100% PPC (All-in), To Maturity

-------------------------------------------------------------------
Severity                                                       60%
Lag                                                      12 months
-------------------------------------------------------------------

Forward Libor                                                                                       CDR
                            5                        6                       7                      7.2
Price                     Yield                    Yield                   Yield                   Yield
100                       7.235                    7.235                   7.242                   7.245
WAL                        9.62                     9.75                   11.47                   12.31
Mod Durn                   6.72                     6.79                    7.56                    7.89
Mod Convexity              0.59                     0.6                     0.76                    0.84
Payment Window        Mar03 - Feb14            Mar03 - Mar14           Mar03 - Jun16           Mar03 - Oct19
Prcp Writedown         0.00 (0.00%)             0.00 (0.00%)            0.00 (0.00%)            0.00 (0.00%)
Total Collat Loss 53,132,107.42 (10.42%)   64,065,342.94 (12.56%)  75,105,721.41 (14.72%)  77,882,815.64 (15.27%)


                            7.5                     7.5                     8
Price                      Yield                   Yield                  Yield
100                        6.641                   6.641                  4.491
WAL                         13.2                    13.2                  12.35
Mod Durn                    8.16                    8.16                   8.33
Mod Convexity               0.93                    0.93                   0.99
Payment Window         Mar03 - Oct32           Mar03 - Oct32          Mar03 - Oct32
Prcp Writedown      2,687,148.19 (11.71%)   2,687,148.19 (11.71%)  8,769,917.40 (38.21%)
Total Collat Loss  80,666,780.00 (15.82%)  80,666,780.00 (15.82%) 86,255,461.97 (16.91%)

Wachovia Securities is the trade name under which Wachovia Corporation conducts its investment banking, capital markets and institutional securities business through First Union Securities, Inc. ("FUSI"), member NYSE, NASD, SIPC and through other bank and non-bank and broker-dealer subsidiaries of Wachovia Corporation. This teport is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in this report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by First Union Securities, Inc. to be reliable, but First Union Securities, Inc. does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgement of First Union Securities, Inc. at this time, and are subject to change without notice. First Union Securities, Inc., or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

                                 -CONFIDENTIAL-

Equity One 2003-1
Term

Class M-1 (AA)

Approximate Balance             33,154,000  Delay                       24
Coupon                          at pricing  Dated                 2/1/2003
Settle                           2/27/2003  First Payment        3/25/2003
100% PPC (All-in), To Maturity

-------------------------------------------------------------------
Severity                                                       60%
Lag                                                      12 months
-------------------------------------------------------------------

Forward * 1.50 Libor                                                                                CDR
                             8                       10                      12                     12.3
Price                      Yield                   Yield                   Yield                   Yield
100                        5.180                   5.187                   5.197                   4.674
WAL                         7.36                    8.85                   11.84                   12.39
Mod Durn                    5.98                    6.93                    8.59                    8.80
Mod Convexity               0.43                    0.59                    0.95                    1.01
Payment Window         Mar03 - Jul11           Mar03 - Sep13           Mar03 - Feb24           Mar03 - Oct32
Prcp Writedown          0.00 (0.00%)            0.00 (0.00%)            0.00 (0.00%)        2,927,760.51 (8.83%)
Total Collat Loss  86,360,634.21 (16.93%)  109,025,036.10 (21.37%) 132,155,911.24 (25.91%) 135,667,027.36 (26.60%)



                             12.6                     13                      14
Price                       Yield                   Yield                   Yield
100                         3.878                   2.602                   -2.337
WAL                         12.38                   12.12                   10.50
Mod Durn                     8.94                    9.15                    9.89
Mod Convexity                1.05                    1.11                    1.38
Payment Window          Mar03 - Oct32           Mar03 - Oct32           Mar03 - Oct32
Prcp Writedown       6,471,904.75 (19.52%)  11,350,917.22 (34.24%)  24,495,711.94 (73.88%)
Total Collat Loss   139,189,170.56 (27.29%) 143,902,640.42 (28.21%) 155,773,796.17 (30.54%)

Class M-2 (A)

Approximate Balance             28,053,000  Delay                       24
Coupon                          at pricing  Dated                 2/1/2003
Settle                           2/27/2003  First Payment        3/25/2003
100% PPC (All-in), To Maturity

-------------------------------------------------------------------
Severity                                                       60%
Lag                                                      12 months
-------------------------------------------------------------------

Forward * 1.50 Libor                                                                               CDR
                             6                      7                      8                       9
Price                      Yield                  Yield                  Yield                   Yield
100                        5.873                  5.877                  5.883                   5.889
WAL                         7.72                   8.55                   9.85                   11.32
Mod Durn                    6.05                   6.55                   7.28                    8.04
Mod Convexity               0.45                   0.53                   0.67                    0.83
Payment Window         Mar03 - Sep11          Mar03 - Nov12          Mar03 - Jan15           Mar03 - Aug17
Prcp Writedown          0.00 (0.00%)           0.00 (0.00%)           0.00 (0.00%)            0.00 (0.00%)
Total Collat Loss  64,143,458.52 (12.58%) 75,197,298.64 (14.74%) 86,360,634.21 (16.93%)  97,635,757.86 (19.14%)


                            9.2                    9.5                     10
Price                      Yield                  Yield                  Yield
100                         5.89                  5.777                  4.493
WAL                        11.75                  12.68                  12.63
Mod Durn                    8.24                   8.6                    8.78
Mod Convexity               0.88                   0.98                   1.03
Payment Window         Mar03 - Aug19          Mar03 - Oct32          Mar03 - Oct32
Prcp Writedown          0.00 (0.00%)        702,728.30 (2.51%)    5,894,829.36 (21.01%)
Total Collat Loss  99,904,404.08 (19.59%) 103,315,976.78 (20.26%)109,025,036.10 (21.37%)

Class B (BBB)

Approximate Balance             22,952,000  Delay                       24
Coupon                          at pricing  Dated                 2/1/2003
Settle                           2/27/2003  First Payment        3/25/2003
100% PPC (All-in), To Maturity

-------------------------------------------------------------------
Severity                                                       60%
Lag                                                      12 months
-------------------------------------------------------------------

Forward * 1.50 Libor                                                                                 CDR
                              5                       6                       7                      7.2
Price                       Yield                   Yield                   Yield                   Yield
100                         7.235                   7.235                   7.242                   7.244
WAL                          9.63                    9.67                   11.34                    11.9
Mod Durn                     6.73                    6.75                    7.5                     7.73
Mod Convexity                0.59                    0.59                    0.75                    0.8
Payment Window          Mar03 - Feb14           Mar03 - Mar14           Mar03 - Jan16           Mar03 - Oct17
Prcp Writedown           0.00 (0.00%)            0.00 (0.00%)            0.00 (0.00%)            0.00 (0.00%)
Total Collat Loss   53,196,891.98 (10.43%)  64,143,458.52 (12.58%)  75,197,298.64 (14.74%)  77,421,133.80 (15.18%)


                             7.5                    7.5                     8
Price                       Yield                  Yield                  Yield
100                         6.819                  6.819                  4.589
WAL                         13.23                  13.23                  12.32
Mod Durn                     8.17                   8.17                   8.36
Mod Convexity                0.93                   0.93                    1
Payment Window          Mar03 - Oct32          Mar03 - Oct32          Mar03 - Oct32
Prcp Writedown       1,982,152.59 (8.64%)   1,982,152.59 (8.64%)   8,346,689.44 (36.37%)
Total Collat Loss   80,765,137.90 (15.83%) 80,765,137.90 (15.83%) 86,360,634.21 (16.93%)

Wachovia Securities is the trade name under which Wachovia Corporation conducts its investment banking, capital markets and institutional securities business through First Union Securities, Inc. ("FUSI"), member NYSE, NASD, SIPC and through other bank and non-bank and broker-dealer subsidiaries of Wachovia Corporation. This teport is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in this report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by First Union Securities, Inc. to be reliable, but First Union Securities, Inc. does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgement of First Union Securities, Inc. at this time, and are subject to change without notice. First Union Securities, Inc., or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

                                 -CONFIDENTIAL-